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                                                                      Exhibit 16

                [LETTERHEAD OF ENGLAND & HENSLEY APPEARS HERE]



May 13, 1996


Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549


Gentlemen:

        We have read and agreed with the comments in Item 4 of Form 8-K of Kentucky First Bancorp, Inc. dated May 9, 1996.

Sincerely,


/s/ ENGLAND & HENSLEY

England & Hensley, CPAs